Kemper Tax Free Income Funds

                            SUPPLEMENT TO PROSPECTUS
                              DATED JANUARY 1, 2000
                             -----------------------
                                 CLASS I SHARES
                             -----------------------
                           KEMPER MUNICIPAL BOND FUND
                     KEMPER INTERMEDIATE MUNICIPAL BOND FUND
                             -----------------------


The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The following information supplements the indicated sections of the prospectus.

PERFORMANCE

No performance information is presented for Class I Shares since no Class I Shares were issued as of December 31, 1999.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees: Fees paid directly from your investment.

                 Maximum
                  Sales       Maximum
                  Charge     Deferred
                  (Load)      Sales       Maximum    Redemption
                Imposed on    Charge       Sales      Fee (as %
                Purchases     (Load)     Charge on    of amount
                 (as % of    (as % of    Reinvested   redeemed,
                offering    redemption   Dividends/      if        Exchange
                  price)     proceeds)  Distributions applicable)    Fee
                  ------     ---------  ------------- -----------    ---
Kemper
Municipal
Bond Fund          None        None         None        None        None

Kemper
Intermediate
Municipal
Bond Fund          None        None         None        None        None


Annual fund operating expenses: Expenses that are deducted from fund assets.

                                                                    Total
                                                                   annual
                                                                    fund
                            Investment    Distribution   Other    operating
                          management fee  (12b-1) fees  expenses*  expenses*
                          --------------  ------------  ---------  ---------
Kemper Municipal
Bond Fund                      0.41%         None        0.18%      0.59%

Kemper Intermediate
Municipal Bond Fund            0.55%         None        0.26%      0.81%

-----------

* Estimated, since no Class I shares were issued as of September 30, 1999, the fiscal year end of the funds.

Example

Based on the figures above, this example is designed to help you compare the expenses of a fund to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Fees and expenses if you sold or held shares after:

                             1 Year      3 Years      5 Years    10 Years
                             ------      -------      -------    --------
 Kemper Municipal
 Bond Fund                      $60        $189         $329        $738

 Kemper Intermediate
 Municipal Bond Fund            $83        $259         $450      $1,002


FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares of Kemper Municipal Bond Fund and Kemper Intermediate Municipal Bond Fund, since no Class I shares were issued as of September 30, 1999, the fiscal year end of the funds.

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

January 1, 2000